MCG Capital Corporation Rights Offering Presentation March 2008 Solutions Focused Financial Services NASDAQ: MCGC www.mcgcapital.com Filed pursuant to Rule 497(a)(1) File No. 333-148805 Rule 482 ad

NASDAQ: MCGC
Safe Harbor Statement
Statements made during the course of this presentation that are not purely historical are forward-looking statements regarding MCG’s or management's intentions, estimates, projections, assumptions, beliefs, expectations and strategies for the future.  All such forward-
looking statements are intended to be subject to the safe-harbor protection available under applicable securities laws.  Because such statements deal with future events, they are subject to various risks and uncertainties, and actual outcomes and results might differ materially from those projected in the forward-looking statements.
Important factors that could cause actual results to differ materially from those in the forward-
looking statements are discussed in our filings with the SEC.  These documents can be accessed through the investor relations’ section of our website. We do not undertake to update our forward-looking statements.
This presentation contains non-GAAP measures, including distributable net operating income
(DNOI), which is net operating income before investment gains and losses and provision for income taxes, as determined in accordance with GAAP, excluding amortization of employee restricted stock awards. DNOI should be reviewed in connection with net operating income, net income, earnings per share and cash flows from operating activities in the Company’s consolidated financial statements to help analyze how our business is performing. The
Company has provided a reconciliation of these measures in its press releases available at
www.MCGCapital.com and its periodic filings made with the Securities and Exchange
Commission on Form 10-K and Form 10-Q available at www.SEC.gov.

Offering Summary
NASDAQ: MCGC
1 share of common stock for 1 right Subscription ratio:
$634.15M Current market cap
$9.67 at March 18, 2008 Current share price:
The subscription price per share will be 88% of the volume-weighted average of the sales prices of MCGC common stock on the Nasdaq Global Select Market on the five trading days ending on the expiration date of the offer
Subscription price
MCG Capital Corporation Issuer:
JPMorgan (lead), SunTrust Robinson Humphrey, RBC Capital Dealer-Managers:
Origination of investments in middle market private companies, repayment of debt, working capital and other general corporate purposes
Use of Proceeds:
MCGCR (Rights); MCGC (Common Stock Ticker) Ticker (NASDAQ):
Record date stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares not subscribed for by other stockholders.  Non-record date rights holders who exercise rights are entitled to subscribe for remaining shares that are not otherwise subscribed for by record date stockholders
Oversubscription privilege:
1 right for 7 shares of common stock held on record date Distribution ratio:
9.5 million rights, each representing 1 share of common stock Offering:

Key Dates in the Rights Offering
NASDAQ: MCGC
Last Day to Buy Stock and Receive Rights . . . .March 25, 2008
Rights Begin Trading . . . . . . . . . . . . . . . . . . . . . March 26, 2008
Shares Trade Ex-Rights . . . . . . . . . . . . . . . . . . . March 26, 2008
Rights Eligible for Trading . . . . . . . . . . . . . . . . . March 26, 2008
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . March 28, 2008
Subscription Period . . . . . . . . . . . . . . . . . . . . . . .From March 28, 2008 to April 18, 2008 (1)
Last Day Rights May Be Traded . . . . . . . . . . . . . April 17, 2008 (1)
Expiration Date . . . . . . . . . . . . . . . . . . . . . . . . . . .April 18, 2008 (1)
(1) Unless the offer is extended.

NASDAQ: MCGC
Key Contacts
This presentation does not constitute an offer to sell or a solicitation of an offer to buy the securities in the Offering, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of MCG Capital before investing. The Offering may be made only by means of a prospectus, copies of which may be obtained when available from:
JP Morgan Securities
Lead Dealer-Manager
4 Chase Metrotech Center
CS Level, Brooklyn, NY 11245
Attn: Chase Distribution & Support Service Northeast Statement Processing
(718) 242-8002
Additional information regarding the Offering may be obtained when available from Georgeson Inc., the
Information Agent, at:
Georgeson Inc.
Information Agent
199 Water Street, 26
th
Floor
New York, NY 10038
(888) 897-5986